================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             MORGAN FUNSHARES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                             MORGAN FUNSHARES, INC.

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 8, 1997
                         ------------------------------

     The Annual Meeting of Shareholders of Morgan FunShares, Inc. (the "Fund") will be held at 28601 Chagrin Blvd., Cleveland, Ohio at 10:00 a.m., local time, on Tuesday, April 8, 1997 for the following purposes:

     1. To elect six Directors to the Fund's Board of Directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified.

     2. To ratify or reject the continuation of the Investment Advisory Agreement between the Fund and Burton D. Morgan, dated April 2, 1996.

     3. To ratify or reject the continuation of McCurdy & Associates C.P.A.'s, Inc. as the Fund's independent public accountants for the fiscal year ending December 31, 1997.

     4. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record as of the close of business on March 7, 1997 are entitled to vote at the meeting or any adjournment thereof.

                                          Catherine Kantorowski
                                          Secretary

Cleveland, Ohio
March 18, 1997

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED FORM OF PROXY. YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         ------------------------------

                                PROXY STATEMENT
                         ------------------------------

     The accompanying proxy is solicited by the Directors of Morgan FunShares, Inc. (the "Fund") for use at the Annual Meeting of its Shareholders, to be held at 28601 Chagrin Blvd., Cleveland, Ohio at 10:00 a.m., local time, on Tuesday, April 8, 1997.

     Shareholders of record as of the close of business on the record date, March 7, 1997, are entitled to vote at the Annual Meeting or any adjournment thereof. As of that date, 587,995 common shares of the Fund were outstanding, each of which is entitled to one vote at the Annual Meeting.

     This proxy statement and form of proxy is being mailed to shareholders on or about March 18, 1997.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS 1996 ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT BY CONTACTING MR. JAMES ONORATO, MAXUS INVESTMENT GROUP, 28601 CHAGRIN BOULEVARD, CLEVELAND, OHIO 44122 (CALL TOLL-FREE 1-800-44-MAXUS).

1. ELECTION OF DIRECTORS

     It is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund to serve until the next Annual Meeting and until their successors are elected and qualified. Each such nominee has consented to being named herein and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the persons named as proxies may vote for other persons in their discretion. A shareholder may instruct the persons named as proxies not to vote the shares represented by his proxy for any or all of the nominees for election.

INFORMATION CONCERNING NOMINEES

     The information concerning the nominees set forth in the following table is based in part on information received from the respective nominees and in part on the Fund's records:

                                                                                NUMBER AND
                                                                               PERCENTAGE OF
                                                                                  SHARES
                                                                               BENEFICIALLY
  NAME AND POSITION WITH THE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS     OWNED AS OF
           FUND (1)                               AND AGE                      MARCH 7, 1997
------------------------------  --------------------------------------------  ---------------
J. Martin Erbaugh               President, JM Erbaugh Co. (private                  2,700(2)
  Director                     investment company); President, Coer
                                Properties (real estate development
                                company); Director, Lesco, Inc. and
                                Barefoot, Inc.; Director, Morgan Bank NA;
                                Trustee, Ohio Police and Firemans Pension
                                and Disability Fund; Age 48.
Burton D. Morgan*               Chairman, Morgan Bank NA; President, Basic        250,000(42.5%)
  Chairman and Director         Search, Inc. (venture capital); Chairman,
                                Multi- Color Corporation (printing);
                                Director, Morgan Adhesives Company
                                (manufacturer of adhesive paper foil and
                                film); Effective October 18, 1995, he became
                                a registered investment advisor; Age 80
Robert F. Pincus**              Vice President, Maxus Investment Group; Age         4,250(2)
  President and Director        52

                                                                                NUMBER AND
                                                                               PERCENTAGE OF
                                                                                  SHARES
                                                                               BENEFICIALLY
  NAME AND POSITION WITH THE    PRINCIPAL OCCUPATION DURING PAST FIVE YEARS     OWNED AS OF
           FUND (1)                               AND AGE                      MARCH 7, 1997
------------------------------  --------------------------------------------  ---------------
William K. Cordier              Chairman and CEO, Cordier Group, Inc.,                  0
  Director                      Cordier Group Holdings, Inc., Olofsson
                                Corporation and Canton Drop Forge, Inc.;
                                Director, National City Bank, Northeast; Age
                                69
Keith A. Brown                  President, Chimera Corp. (management                    0
  Director                      consultant services); Director, USG Corp.;
                                Age 45
James M. Hojnacki               Vice President, Commercial Banking                      0
  Director                      Department, The Provident Bank, Cleveland,
                                Ohio; Certified Public Accountant, State of
                                Ohio; Age 35

---------------

 * Mr. Morgan is an "interested person" as defined by the Investment Company Act of 1940 (the "Act") by reason of his acting as investment advisor upon approval of the continuation of the Investment Advisory Agreement and by reason of his beneficial ownership of 42.5% of the outstanding shares of the Fund.

** The Fund has entered into an Accounting Services Agreement with Maxus
   Information Systems, Inc.

(1) Mr. Morgan has served as a Director since 1989, Messrs. Pincus and Walter have served since 1993, Mr. Erbaugh has served since 1994, and Messrs. Cordier, Brown and Hojnacki have served since 1996.

(2) Constitutes less than 1% of outstanding shares.

     As of March 7, 1997, all eight Officers and Directors as a group held 259,350 shares, constituting 44% of the outstanding shares of the Fund.

     Five meetings of the Board of Directors were held during the fiscal year ended December 31, 1996. Each Director attended at least 75% of the meetings of the Board of Directors during the fiscal year.

     The Fund does not have a standing audit committee, nominating committee, or compensation committee of the Board of Directors.

EXECUTIVE OFFICERS

     In addition to Messrs. Morgan and Pincus, the Fund has the following executive officers:

                                                                                NUMBER AND
                                                                               PERCENTAGE OF
                                                                                  SHARES
                                                                               BENEFICIALLY
      NAME AND POSITION                          PRINCIPAL                      OWNED AS OF
      WITH THE FUND (1)          OCCUPATION DURING PAST FIVE YEARS AND AGE     MARCH 7, 1996
------------------------------  --------------------------------------------  ---------------
James Onorato Vice              Vice President, Resource Management Inc.;            400
  President                     Portfolio Manager, Maxus Investment Group;
                                Age 40
Catherine Kantorowski           Executive Secretary, Burton D. Morgan; Age         2,000(2)
  Secretary                     66


---------------

(1) Mr. Onorato has served since 1993 and Ms. Kantorowski has served since 1996.

(2) Constitutes less than 1% of outstanding shares.

COMPENSATION OF DIRECTORS

     Each Director who was not acting as the Investment Advisor or was not an interested person of Maxus Information Systems, Inc. earned compensation from the Fund in the amount of $100 for each Board of Directors or shareholders meeting attended. The Board of Directors met five times in fiscal year 1996.

2. CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

     The Fund's investments are managed by Burton D. Morgan (the "Advisor") pursuant to an Investment Advisory Agreement (the "Agreement") dated April 2, 1996. The Agreement was approved by the Shareholders at the Annual Meeting of the Shareholders held on April 2, 1996. The Board of Directors approved the Agreement and the Advisor on April 2, 1996. On March 4, 1997, the Board of Directors, including a majority of the Directors, who are not "interested persons" of the Fund or the Advisor, approved the continuation of the Agreement.

     The Agreement provides that as compensation for his services to the Fund, the Advisor is entitled to receive from the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000, and .75% of the average value of the Fund's net assets in excess of $150,000,000, payable monthly. The Agreement also provides that the Advisor will reimburse the Fund in the amount, if any, by which total operating expenses of the Fund for any fiscal year, exclusive of taxes, interest, brokerage fees and commissions, amortization and extraordinary expenses, exceed 2% of the average annual net assets of the Fund, except that the amount required to be reimbursed for any fiscal year will not exceed the amount of fees received by the Advisor with respect to that fiscal year. The Advisor received a management fee from the Fund for the fiscal year ended December 31, 1996, in the amount of $59,963.

     Subject to the supervision of the Fund's Board of Directors, the Advisor
(i) manages all the Fund's assets in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus; (ii) makes investment decisions with respect to the assets; and (iii) places orders to purchase and sell securities.

     The Agreement will automatically renew for successive annual periods, provided the continuance is specifically approved by (i) the Fund's Board of Directors or (ii) by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act), provided that in either event the continuance is also approved by a majority of the Board of Directors who are not "interested persons" (as defined in the Act) of the Fund, by vote cast in person at a meeting called for the purpose of voting on the approval. Notwithstanding the foregoing, the Agreement may be terminated (i) at any time without penalty by the Fund, upon the vote of the majority of the Fund's Board of Directors or by vote of the majority of the Fund's outstanding voting securities, upon notice to the Fund, or (ii) by the Advisor at any time without penalty.

     Under the Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matter to which the Agreement relates, provided that nothing in the Agreement protects the Advisor against any liability to the Fund or to the holders of the Fund's shares representing interests in the Fund to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on his part in the performance of his duties or by reason of the Advisor's reckless disregard of his obligations and duties under the Agreement.

     The Advisor is doing business as a sole proprietor whose address is Park Place, 10 West Streetsboro, Hudson, Ohio 44236-2850. The Advisor is the Chairman and a Director of the Fund.

     The affirmative vote of at least 67% of the shares represented at the meeting (if more than 50% of the outstanding shares entitled to vote are represented at the meeting) or a majority of the outstanding shares of the Fund, whichever is less, is required to ratify this proposal.

     The Fund has entered into an Accounting Services Agreement with Maxus Information Systems, Inc., under which during the fiscal year ended December 31, 1996, the Fund paid Maxus Information Systems, Inc. $26,349. The Agreement provides that Maxus Information Systems, Inc. will maintain the current books, accounts, records, journals or other records of original entry relating to the business of the Fund.

     The Advisor has an agreement with Maxus Asset Management, Inc., under which Maxus Asset Management, Inc. provides the Advisor with statistical and other factual information regarding economic and market factors and individual companies. The Advisor pays Maxus Asset Management, Inc. a fee of $3,000 per month for these services.

3. APPOINTMENT OF AUDITORS

     The Directors of the Fund, including a majority of the Directors who are not "interested persons" of the Fund, have selected McCurdy & Associates C.P.A.'s, Inc. to continue as Auditors for the Fund for the fiscal year ending December 31, 1997. McCurdy & Associates C.P.A.'s, Inc. has advised the Fund that it has no direct or indirect financial interest in the Fund. This selection is subject to the approval of the shareholders of the Fund at the Annual Meeting. The enclosed proxy card provides space for instructions directing the proxies named therein to vote for or against ratification of the selection. A representative of McCurdy & Associates C.P.A.'s, Inc. is expected to be present at the Annual Meeting and will be available to respond to appropriate questions relating to the examination of the Fund's financial statements and will have the opportunity to make a statement if so desired.

                              BENEFICIAL OWNERSHIP

     As of March 7, 1997, the only person who was known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund was Burton D. Morgan, Park Place, 10 West Streetsboro, Hudson, Ohio, who owned 250,000 shares (42.5% of the outstanding shares) as of that date.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Fund. Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms which they file with the SEC.

     To the Fund's knowledge, based solely on review of the copies of such reports furnished to the Fund and written representations that no other reports were required, during 1996, William Cordier, Keith Brown and James Hojnacki inadvertently failed to timely file a Form 3 upon becoming Directors of the Fund, and Catherine Kantorowski inadvertently failed to timely file a Form 3 upon becoming an executive officer of the Fund.

                                 OTHER MATTERS

     The Fund knows of no business to be brought before the Meeting except as set forth above. If, however, any other matters properly come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment.

                             REVOCATION OF PROXIES

     Any person giving a proxy has power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Fund. In addition, a shareholder present at the Meeting may withdraw his proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no specification is made on a proxy, it will be voted for the election of Directors, for ratification of the continuation of the Investment Advisory Agreement, and for ratification of the continuation of the independent accountants.

                            SOLICITATION OF PROXIES

     Proxies will be solicited by mail and may also be solicited in person or by telephone by Officers or Directors of the Fund. The cost of preparing and mailing this statement and the accompanying form of notice and proxy will be borne by the Fund.

     Although neither Ohio law nor the Articles of Incorporation or Code of Regulations of the Fund specifically provide for such matters, the Fund's policy and practice is that (i) properly executed proxies that are marked "abstain" or are held in "street name" by brokers that are not voted on one or more proposals (if otherwise voted on at least one proposal) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting, and (ii) abstentions and broker non-votes will not be treated as either a vote for or a vote against any of the proposals to which such abstention or broker non-vote applies.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals of shareholders intended to be presented at the Annual Meeting of the Fund in 1998 must be received by the Fund no later than December 4, 1997 for inclusion in the Fund's proxy statement and form of proxy relating to that meeting. The mailing address of the Fund is 28601 Chagrin Boulevard, Cleveland, Ohio 44122.

                                          By Order of the Board of Directors

                                          Catherine Kantorowski,
                                          Secretary

March 18, 1997

PROXY                        MORGAN FUNSHARES, INC.                        PROXY

                Annual Meeting of Shareholders -- April 8, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Burton D. Morgan and J. Martin Erbaugh, and each of them, the proxies of the undersigned with power of substitution to each of them to vote all shares of Morgan FunShares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders held at 28601 Chagrin Blvd., Cleveland, Ohio on April 8, 1997 at 10:00 a.m. local time, and any adjournment thereof.

1. Election of Directors: (Instructions: To withhold authority to vote for any individual nominee, strike a line through the nominee's name indicated below).

J. MARTIN ERBAUGH           ROBERT F. PINCUS            JAMES M. HOJNACKI
BURTON D. MORGAN            KEITH BROWN                 WILLIAM K. CORDIER

2. Proposal to approve continuation of the Investment Advisory Agreement.

3. Proposal to ratify the continuation of McCurdy & Associates C.P.A.'s, Inc., as auditors for the fiscal year ending December 31, 1997.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting including the election of any person as a Director if any of the nominees named above is unable to serve or for good cause unwilling to serve and matters incident to the conduct of the Annual Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE VOTE PROMPTLY.

1. ELECTION OF DIRECTORS (Vote for all       2. TO APPROVE CONTINUANCE OF THE             3. TO RATIFY THE CONTINUATION OF
   nominees except as indicated above)          INVESTMENT ADVISORY AGREEMENT                MCCURDY & ASSOCIATES C.P.A.'S, INC.
                                                                                             AS AUDITORS
     For         Withhold Authority               For        Against      Abstain              For        Against      Abstain
     [ ]                [ ]                       [ ]          [ ]          [ ]                [ ]          [ ]          [ ]

DO YOU PLAN TO ATTEND THE ANNUAL MEETING?

                        Yes [ ]                  No [ ]
Dated:
      ------------------------------------------------------------------------

Signature(s) of Shareholder(s)
Please sign exactly as name appears in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign partnership name by authorized person as a joint account, please provide both signatures.

---------------------------------------------------------------
Print Name of Shareholder

---------------------------------------------------------------
Signature

---------------------------------------------------------------
Print Shareholder Name if held jointly

---------------------------------------------------------------
Signature if held jointly